INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Criticare Systems, Inc. on Form S-8 of our reports dated August 20, 1998 appearing in the Annual Report on Form 10-K of Criticare Systems, Inc. for the year ended June 30, 1999.


/s/  Deloitte  &  Touche  LLP
Milwaukee,  Wisconsin
February  8,  2000